UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): November 9, 2026
MURPHY OIL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-8590	71-0361522
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9805 Katy Fwy, Suite G-200
Houston,	Texas	77024
(Address of principal executive offices, including zip code)

(281)	675-9000
Registrant’s telephone number, including area code
Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1.00 Par Value	MUR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).                                             Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                                ☐

Item 7.01. Regulation FD Disclosure.
On November 9, 2026, the Company issued a news release announcing its entry into the Eastern Mediterranean following the award of six exploration licenses in Zone G by the Government of Israel. Attached hereto as Exhibit 99.1 is a copy of the news release issued by the Company relating to this announcement.
On November 11, 2026, the Company issued a news release announcing the execution of four production sharing contracts covering the Elombo, Etinde Exploration, Ntem, and Tilapia blocks offshore Cameroon. Attached hereto as Exhibit 99.2 is a copy of the news release issued by the Company relating to this announcement.
The information in this Item 7.01, including Exhibits 99.1 and 99.2, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such filing.
Item 9.01.  Financial Statements and Exhibits

(d)	Exhibits

99.1	News release of Murphy Oil Corporation dated November 9, 2026.
99.2	News release of Murphy Oil Corporation dated November 11, 2026.

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MURPHY OIL CORPORATION
Date: November 12, 2026
	By:	/s/ Paul D. Vaughan
Paul D. Vaughan
Vice President and Controller

Exhibit Index

Exhibit No.
99.1	News release of Murphy Oil Corporation dated November 9, 2026.
99.2	News release of Murphy Oil Corporation dated November 11, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)